Exhibit 10.1

Nicholas Financial – Las Vegas Grand Opening

Nicholas Financial

Las Vegas

Grand Opening Celebration!!


NFI
WELCOME
TO Fabulous
NICHOLAS
FINANCIAL

You're Invited to

Nicholas Financial's Las Vegas Grand Opening

Date:	Time:	Location:	
November 18th, 2020	3:30 to 7:30 pm	7895 W. Sunset Rd., Suite 106 Las Vegas, NV 89113	For more Info call: 702-879-4815

Offical Ribbon Cutting at 3:30 pm - Refreshments will be served

Proudly Serving Dealers in FL, AL, GA, ID, IL, IN, KS, KY, MI, MO, NC, NV, OH, PA,SC,TN,WI, UT

www.NicholasFinancial.com